UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

Park National Corporation
 (Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 349-8451

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 27, 2009, Park National Corporation (“Park”) and its national bank subsidiary The Park National Bank (“PNB”) entered into a Distribution Agreement (the “Distribution Agreement”) with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), pursuant to which Park may offer and sell common shares, without par value (“Common Shares”), having aggregate sales proceeds of up to $70,000,000 from time to time through Sandler O’Neill as sales agent, provided, that in no event will the aggregate number of Common Shares offered and sold under offerings conducted pursuant to the Distribution Agreement exceed 1,050,000 Common Shares. Sales of the Common Shares, if any, will be made by means of ordinary brokers’ transactions on NYSE Amex at market prices, in block transactions or as otherwise agreed with Sandler O’Neill.

Common Shares sold pursuant to the Distribution Agreement will be issued pursuant to a prospectus supplement filed by Park with the Securities and Exchange Commission (the “Commission”) on May 27, 2009, to the accompanying prospectus filed with the Commission on May 22, 2009, as part of Park’s Registration Statement on Form S-3ASR (File No. 333-159454) (the “Registration Statement”). Interested investors should read the prospectus supplement, the accompanying prospectus and all documents incorporated by reference therein.

The Distribution Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such Exhibit 99.1.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with Park’s Registration Statement and are incorporated therein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any Common Shares. A Registration Statement relating to the Common Shares has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting Sandler O’Neill & Partners, L.P. at (866) 805-4128 or by visiting EDGAR on the Commission’s Internet site at http://www.sec.gov.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
5.1
Opinion of Vorys, Sater, Seymour and Pease LLP regarding the legality of the Common Shares to be offered and sold pursuant to the Distribution Agreement, dated May 27, 2009, among Park National Corporation, The Park National Bank and Sandler O’Neill & Partners, L.P.
23.1	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.1).
99.1	Distribution Agreement, dated May 27, 2009, among Park National Corporation, The Park National Bank and Sandler O’Neill & Partners, L.P.

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signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Date: May 27, 2009

By: /s/ John W. Kozak
John W. Kozak
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
5.1
Opinion of Vorys, Sater, Seymour and Pease LLP regarding the legality of the Common Shares to be offered and sold pursuant to the Distribution Agreement, dated May 27, 2009, among Park National Corporation, The Park National Bank and Sandler O’Neill & Partners, L.P.
23.1	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.1).
99.1	Distribution Agreement, dated May 27, 2009, among Park National Corporation, The Park National Bank and Sandler O’Neill & Partners, L.P.